Exhibit 99.12(a)

                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of January 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wachovia Mortgage Corporation as seller ("Wachovia" and, in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-2 (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004 (the "Initial Agreement"), as supplemented by the Regulation AB Compliance Addendum (the "Reg AB Addendum"), dated as of November 22, 2005, (as further amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

      (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.


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      (c)   On and as of the date hereof, MSMCI represents and warrants to the
Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2.    Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, as modified hereby, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 11.02 and 8.02 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c)   It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3.    Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.


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      (c)   Each of the Depositor, MSMCI, Seller and Servicer hereto
represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby makes, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval of MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to: 50890600, MSM 2006-2

      The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-2
            Telecopier: (410) 715-2380

      5.    Amendments to the Initial Agreement

      The parties to this Assignment hereby agree to amend the Initial Agreement as follows:

            (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall mean at any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of


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                  each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such


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


                  lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                  (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

                  (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

            (b) The definition of "Remittance Date" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Remittance Date: The 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

            (c) The definition of "Servicing Fee" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed."

            (d) The definition of "Servicing Fee Rate" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Servicing Fee Rate": With respect to the adjustable rate Mortgage Loans, 0.250% per annum."

            (e) Subsection 3.02(d) of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "As of the Closing Date, none of the Mortgage Loans are contractually past due by more than 30 days;"


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            (f)   The following paragraphs are hereby incorporated into the
            Initial Agreement at the end of Section 4.13:

      "The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

      Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

            (g) The second paragraph of Section 5.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with such Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller."

            (h) The first paragraph of Section 5.02 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the 5th Business Day of each month (or if such 5th day is not a Business Day, the Business Day next succeeding such 5th day), the Seller shall furnish to the Master Servicer in electronic form mortgage loan level data as mutually agreed upon by the Seller and the Master Servicer and the monthly reports substantially in the form of Exhibit J attached hereto with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month."

            (i) The first paragraph of Section 5.03 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall either (a) deposit in the Custodial Account from its own funds an amount equal to the


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principal and interest portion of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01, (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 5.03, used by the Seller in discharge of any such Monthly Advance or (c) make Monthly Advances in the form of any combination of (a) or (b) aggregating the total amount of Monthly Advances to be made, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date."

            (j) The word "or" is deleted from the end of Section 8.01(vii), the word "or" is added at the end of Section 8.01(viii) and the following paragraph is hereby incorporated into the Agreement as new Section 10.01(ix):

      "(ix) failure by the Seller to duly perform, within the required time period, its obligations under Section 2.04 and Section 2.05 of the Reg AB Addendum which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

            (k) The following paragraph is hereby incorporated into the Initial Agreement as new Section 11.19:

      "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Section 2.04 and Section 2.05, respectively, of the Reg AB Addendum, any Master Servicer shall be considered a third party beneficiary to this Agreement (including the Reg AB Addendum and any other amendments or modifications thereto) entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (l) Section 6.04 and Section 6.05 are hereby deleted from the Initial Agreement, it being understood that they are superseded by
            Section 2.04 and Section 2.05, respectively, of the Reg AB
            Addendum.

            (m) The second sentence in Section 8.01 of the Initial Agreement is hereby replaced by the following:

      "On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller, as servicer, under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01."

            (n) Exhibit J to the Initial Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit J attached to this Assignment as Exhibit II.

      6.    Amendments to the Reg AB Addendum

      (a) The following is added as new defined terms in Article I of the Reg AB Addendum:

  Indemnified Party: each Party described in the first sentence of Section 2.07(a) hereof.


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      (b)   The words "for a period" are hereby deleted from and the reference to "Securitization Transfer" is revised to read "Securitization Transaction" in each case in the second paragraph of Section 2.01(a) of the Reg AB Addendum.

      (c) Section 2.03(d) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

  "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party, (C) any Event of Default under the terms of the Agreement or any Reconstitution Agreement, and (D) any sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under the Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

      (d) Section 2.03(f) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

  "In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten
(10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

       (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

       (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

       (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).


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      (e)   The following is inserted as Section 2.03(g) of the Reg AB
            Addendum:

  "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

      (f) Section 2.04 and Section 2.05 of the Reg AB Addendum are each revised to require that the delivery of the documents, certifications and reports thereunder shall occur no later than March 1 of each calendar year, commencing in March 2007.

      (g) Section 2.05(a)(iv) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

  "deliver, and cause each Subservicer and Subcontractor described in clause
(iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Company, in the form attached hereto as Exhibit A."

      (h) The second sentence of Section 2.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Reg AB Addendum: Section 2.02, Section 2.03(c), (e), (f) and (g), Section 2.04, Section 2.05, Section 2.06(a) and Section 2.07.

      (i) The last sentence of the second paragraph of Section 2.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under this Section 2.05.

      (j) Section 2.07(a)(ii) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

        "(ii) any breach by the Company under this Article II, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under this Article II, including any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

      (k) The word "or" is added at the end of Section 2.07(a)(iii) of the Reg AB Addendum and the following is inserted to Section 2.07(a) of the Reg AB Addendum:

        "(iv) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article II.


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  If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

      (l) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 2.07(b)(i) of the Reg AB Addendum:

  "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

      (m) Exhibit B to the Reg AB Addendum is hereby replaced by Exhibit A-1 hereto.


      7.    Continuing Effect

      Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      8.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      9.    Notices

      Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

      In the case of MSMCI:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-2


         With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of the Depositor:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-2

      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinios 60603
            Attention: Global Securities and Trust Services MSM 2006-2

      In the case of Wachovia and the Servicer:

            Wachovia Mortgage Corporation
            901 South Tryon Street
            Charlotte, North Carolina  28202
            Attention:  Kendal Leeson

         With a copy to:

            Wachovia Mortgage Corporation
            1100 Corporate Center Drive
            Raleigh, North Carolina  27607
            Attention:  Tom Fowler

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

      10.   Ratification

       Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      11.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      12.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                           MORGAN STANLEY MORTGAGE
                                           CAPITAL INC.


                                           By: /s/ Steven Shapiro
                                               -------------------------------
                                               Name:  Steven Shapiro
                                               Title: Executive Director



                                           MORGAN STANLEY CAPITAL I INC.


                                           By: /s/ Steven Shapiro
                                               -------------------------------
                                               Name:  Steven Shapiro
                                               Title: Vice President


                                          WACHOVIA  MORTGAGE CORPORATION


                                           By: /s/ Kendal A. Leeson
                                               -------------------------------
                                               Name:  Kendal A. Leeson
                                               Title: Vice President



Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Darron C. Woodus
    -----------------------------------
    Name:  Darron C. Woodus
    Title: Assistant Vice President

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-2


By: /s/ Rita C. Lopez
    -----------------------------------
Name:  Rita C. Lopez
Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]


Exhibit IIA: Standard File Layout - Delinquency Reporting

-----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                         Description                              Decimal   Format
                                                                                                              Comment
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                         A unique identifier assigned to each loan by the originator.
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                       Servicer Client Number
-----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME              First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME               Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                     Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                       The state where the  property located.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                         Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due to the                      MM/DD/YYYY
                                 servicer at the end of processing cycle, as reported by
                                 Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR              The case number assigned by the court to the bankruptcy
                                 filing.
-----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been approved by                MM/DD/YYYY
                                 the courts
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                                 Dismissal, Discharged and/or a Motion For Relief Was Granted.
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such As;
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                                 instructions to begin foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a Foreclosure Action             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.               2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE              The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the property                  MM/DD/YYYY
                                 from the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                       The price at which an REO property is marketed.                       2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                        The date an REO property is listed at a particular price.                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                        The dollar value of an offer for an REO property.                     2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                    Classification of how the property is occupied.
-----------------------------------------------------------------------------------------------------------------------------------


                                                            Page 1 of 29
        Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                                      (C) Copyright Wells Fargo Bank, Corporate Trust Services
                                 Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com
                                                                      ----------------------------


-----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE              A code that indicates the condition of the property.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE             The date a  property inspection is performed.                                MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                   The date the appraisal was done.                                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                    The current "as is" value of the property based on brokers            2
                                 price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                The amount the property would be worth if repairs are completed       2
                                 pursuant to a broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE               The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage Insurance              MM/DD/YYYY
                                 Company.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                                     No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim                       2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company                     2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                 Insurer
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company                        2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                                      2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                                       2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE       Date FHA Part B Claim Was Filed With HUD                                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT              Amount of FHA Part B Claim Filed                                     2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE        Date HUD Disbursed Part B Claim Payment                                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT         Amount HUD Paid on Part B Claim                                      2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE               Date VA Claim Was Filed With the Veterans Admin                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                Date Veterans Admin. Disbursed VA Claim Payment                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                 Amount Veterans Admin. Paid on VA Claim                              2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
      o  ASUM-   Approved Assumption
      o  BAP-    Borrower Assistance Program
      o  CO-     Charge Off
      o  DIL-    Deed-in-Lieu
      o  FFA-    Formal Forbearance Agreement
      o  MOD-    Loan Modification
      o  PRE-    Pre-Sale
      o  SS-     Short Sale
      o  MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

   -------------------------------------------------------------------------
   Delinquency               Delinquency Description
   Code
   -------------------------------------------------------------------------
   001                       FNMA-Death of principal mortgagor
   -------------------------------------------------------------------------
   002                       FNMA-Illness of principal mortgagor
   -------------------------------------------------------------------------
   003                       FNMA-Illness of mortgagor's family member
   -------------------------------------------------------------------------
   004                       FNMA-Death of mortgagor's family member
   -------------------------------------------------------------------------
   005                       FNMA-Marital difficulties
   -------------------------------------------------------------------------
   006                       FNMA-Curtailment of income
   -------------------------------------------------------------------------
   007                       FNMA-Excessive Obligation
   -------------------------------------------------------------------------
   008                       FNMA-Abandonment of property
   -------------------------------------------------------------------------
   009                       FNMA-Distant employee transfer
   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
   011                       FNMA-Property problem
   -------------------------------------------------------------------------
   012                       FNMA-Inability to sell property
   -------------------------------------------------------------------------
   013                       FNMA-Inability to rent property
   -------------------------------------------------------------------------
   014                       FNMA-Military Service
   -------------------------------------------------------------------------
   015                       FNMA-Other
   -------------------------------------------------------------------------
   016                       FNMA-Unemployment
   -------------------------------------------------------------------------
   017                       FNMA-Business failure
   -------------------------------------------------------------------------
   019                       FNMA-Casualty loss
   -------------------------------------------------------------------------
   022                       FNMA-Energy environment costs
   -------------------------------------------------------------------------
   023                       FNMA-Servicing problems
   -------------------------------------------------------------------------
   026                       FNMA-Payment adjustment
   -------------------------------------------------------------------------
   027                       FNMA-Payment dispute
   -------------------------------------------------------------------------
   029                       FNMA-Transfer of ownership pending
   -------------------------------------------------------------------------
   030                       FNMA-Fraud
   -------------------------------------------------------------------------
   031                       FNMA-Unable to contact borrower
   -------------------------------------------------------------------------
   INC                       FNMA-Incarceration
   -------------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

    -----------------------------------------------------------------------
         Status Code      Status Description
    -----------------------------------------------------------------------
             09           Forbearance
    -----------------------------------------------------------------------
             17           Pre-foreclosure Sale Closing Plan Accepted
    -----------------------------------------------------------------------
             24           Government Seizure
    -----------------------------------------------------------------------
             26           Refinance
    -----------------------------------------------------------------------
             27           Assumption
    -----------------------------------------------------------------------
             28           Modification
    -----------------------------------------------------------------------
             29           Charge-Off
    -----------------------------------------------------------------------
             30           Third Party Sale
    -----------------------------------------------------------------------
             31           Probate
    -----------------------------------------------------------------------
             32           Military Indulgence
    -----------------------------------------------------------------------
             43           Foreclosure Started
    -----------------------------------------------------------------------
             44           Deed-in-Lieu Started
    -----------------------------------------------------------------------
             49           Assignment Completed
    -----------------------------------------------------------------------
             61           Second Lien Considerations
    -----------------------------------------------------------------------
             62           Veteran's Affairs-No Bid
    -----------------------------------------------------------------------
             63           Veteran's Affairs-Refund
    -----------------------------------------------------------------------
             64           Veteran's Affairs-Buydown
    -----------------------------------------------------------------------
             65           Chapter 7 Bankruptcy
    -----------------------------------------------------------------------
             66           Chapter 11 Bankruptcy
    -----------------------------------------------------------------------
             67           Chapter 13 Bankruptcy
    -----------------------------------------------------------------------


Exhibit IIC: Standard File Layout - Master Servicing


---------------------------------------------------------------------------------------------------------------
Column Name                              Description                                              Decimal

---------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                         A value assigned by the Servicer to define a group of
                                         loans.
---------------------------------------------------------------------------------------------------------------
LOAN_NBR                                 A unique identifier assigned to each loan by the
                                         investor.
---------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                        A unique number assigned to a loan by the Servicer.
                                         This may be different than the LOAN_NBR.
---------------------------------------------------------------------------------------------------------------
BORROWER_NAME                            The borrower name as received in the file.  It is not
                                         separated by first and last name.
---------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                            Scheduled monthly principal and scheduled interest            2
                                         payment that a borrower is expected to pay, P&I
                                         constant.
---------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                            The loan interest rate as reported by the Servicer.           4
---------------------------------------------------------------------------------------------------------------
NET_INT_RATE                             The loan gross interest rate less the service fee rate        4
                                         as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                            The servicer's fee rate for a loan as reported by the         4
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                             The servicer's fee amount for a loan as reported by the       2
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                              The new loan payment amount as reported by the                2
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                            The new loan rate as reported by the Servicer.                4
---------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                           The index the Servicer is using to calculate a                4
                                         forecasted rate.
---------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                        The borrower's actual principal balance at the                2
                                         beginning of the processing cycle.
---------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                        The borrower's actual principal balance at the end of         2
                                         the processing cycle.
---------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                   The date at the end of processing cycle that the
                                         borrower's next payment is due to the Servicer, as
                                         reported by Servicer.
---------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                          The first curtailment amount to be applied.                   2
---------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                         The curtailment date associated with the first
                                         curtailment amount.
---------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                          The curtailment interest on the first curtailment             2
                                         amount, if applicable.
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Column Name                              Format Comment                                          Max
                                                                                                 Size
-----------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                         Text up to 10 digits                                           20

-----------------------------------------------------------------------------------------------------------
LOAN_NBR                                 Text up to 10 digits                                           10

-----------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                        Text up to 10 digits                                           10

-----------------------------------------------------------------------------------------------------------
BORROWER_NAME                            Maximum length of 30 (Last, First)                             30

-----------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                            No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                            Max length of 6                                                 6
-----------------------------------------------------------------------------------------------------------
NET_INT_RATE                             Max length of 6                                                 6

-----------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                            Max length of 6                                                 6

-----------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                             No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                              No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                            Max length of 6                                                 6
-----------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                           Max length of 6                                                 6

-----------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                        No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                        No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                   MM/DD/YYYY                                                     10


-----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                          No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                         MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                          No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------


                                                            Page 1 of 29
        Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                                      (C) Copyright Wells Fargo Bank, Corporate Trust Services
                                 Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com
                                                                      ----------------------------




SERV_CURT_AMT_2                          The second curtailment amount to be applied.                  2
---------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                         The curtailment date associated with the second
                                         curtailment amount.
---------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                          The curtailment interest on the second curtailment            2
                                         amount, if applicable.
---------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                          The third curtailment amount to be applied.                   2
---------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                         The curtailment date associated with the third
                                         curtailment amount.
---------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                           The curtailment interest on the third curtailment             2
                                         amount, if applicable.
---------------------------------------------------------------------------------------------------------------
PIF_AMT                                  The loan "paid in full" amount as reported by the             2
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
PIF_DATE                                 The paid in full date as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------

ACTION_CODE                              The standard FNMA numeric code used to indicate the
                                         default/delinquent status of a particular loan.
---------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                              The amount of the interest adjustment as reported by          2
                                         the Servicer.
---------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                   The Soldier and Sailor Adjustment amount, if applicable.      2
---------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                         The Non Recoverable Loan Amount, if applicable.               2
---------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                            The amount the Servicer is passing as a loss, if              2
                                         applicable.
---------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                       The scheduled outstanding principal amount due at the         2
                                         beginning of the cycle date to be passed through to
                                         investors.
---------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                       The scheduled principal balance due to investors at the       2
                                         end of a processing cycle.
---------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                           The scheduled principal amount as reported by the             2
                                         Servicer for the current cycle -- only applicable for
                                         Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                            The scheduled gross interest amount less the service          2
                                         fee amount for the current cycle as reported by the
                                         Servicer - only applicable for Scheduled/Scheduled
                                         Loans.
---------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                            The actual principal amount collected by the Servicer         2
                                         for the current reporting cycle -- only applicable for
                                         Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                             The actual gross interest amount less the service fee         2
                                         amount for the current reporting cycle as reported by
                                         the Servicer -- only applicable for Actual/Actual
                                         Loans.
---------------------------------------------------------------------------------------------------------------


SERV_CURT_AMT_2                          No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                         MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                          No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                          No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                         MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                           No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
PIF_AMT                                  No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
PIF_DATE                                 MM/DD/YYYY                                                     10
-----------------------------------------------------------------------------------------------------------
                                         Action Code Key: 15=Bankruptcy, 30=Foreclosure, ,               2
ACTION_CODE                              60=PIF, 63=Substitution, 65=Repurchase,70=REO

-----------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                              No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                   No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                         No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                            No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                       No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                       No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                           No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
SCHED_NET_INT                            No commas(,) or dollar signs ($)                               11



-----------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                            No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
ACTL_NET_INT                             No commas(,) or dollar signs ($)                               11



-----------------------------------------------------------------------------------------------------------



PREPAY_PENALTY_ AMT                      The penalty amount received when a borrower prepays           2
                                         on his loan as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED                   The prepayment penalty amount for the loan waived by          2
                                         the servicer.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
MOD_DATE                                 The Effective Payment Date of the Modification for the
                                         loan.
---------------------------------------------------------------------------------------------------------------
MOD_TYPE                                 The Modification Type.
---------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                   The current outstanding principal and interest advances       2
                                         made by Servicer.
---------------------------------------------------------------------------------------------------------------


PREPAY_PENALTY_ AMT                      No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED                   No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
MOD_DATE                                 MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
MOD_TYPE                                 Varchar - value can be alpha or numeric                        30
-----------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                   No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------


Exhibit II D : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (o)

      (p) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            *  For escrow advances - complete payment history
            (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further documentation.
      13.   The total of lines 1 through 12.
      (q)   Credits:

      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
            *  Copy of EOB for any MI or gov't guarantee
            * All  other  credits  need  to be  clearly  defined  on  the  332 form
      22.   The total of lines 14 through 21.

      Please Note:      For HUD/VA loans, use line (18a) for Part A/Initial
                        proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


                                 Page 1 of 29
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com
                                            ----------------------------

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________             Date:  _______________
      Phone:  ______________________   Email Address:_____________________


----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name: ____________________________________________________
      Property Address: ___________________________________________________


      Liquidation Type:  REO Sale          3rd Party Sale         Short Sale    Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown         Yes     No
      If "Yes", provide deficiency or cramdown amount _______________________________

      Liquidation and Acquisition Expenses:
      (1)   Actual Unpaid Principal Balance of Mortgage Loan      $ ______________    (1)
      (2)   Interest accrued at Net Rate                          ________________    (2)
      (3)   Accrued Servicing Fees                                ________________    (3)
      (4)   Attorney's Fees                                       ________________    (4)
      (5)   Taxes (see page 2)                                    ________________    (5)
      (6)   Property Maintenance                                  ________________    (6)
      (7)   MI/Hazard Insurance Premiums (see page 2)             ________________    (7)
      (8)   Utility Expenses                                      ________________    (8)
      (9)   Appraisal/BPO                                         ________________    (9)
      (10)  Property Inspections                                  ________________    (10)
      (11)  FC Costs/Other Legal Expenses                         ________________    (11)
      (12)  Other (itemize)                                       ________________    (12)
                 Cash for Keys__________________________          ________________    (12)
                 HOA/Condo Fees_________________________          ________________    (12)
                 ______________________________________           ________________    (12)

            Total Expenses                                        $ _______________   (13)
      Credits:
      (14)  Escrow Balance                                        $ ______________    (14)
      (15)  HIP Refund                                            ________________    (15)
      (16)  Rental Receipts                                       ________________    (16)
      (17)  Hazard Loss Proceeds                                  ________________    (17)
      (18)  Primary Mortgage Insurance / Gov't Insurance          ________________    (18a) HUD Part A

                                                                  ________________    (18b) HUD Part B
      (19)  Pool Insurance Proceeds                               ________________    (19)
      (20)  Proceeds from Sale of Acquired Property               ________________    (20)
      (21)  Other (itemize)                                       ________________    (21)
            _________________________________________             ________________    (21)




            Total Credits                                         $________________   (22)
      Total Realized Loss (or Amount of Gain)                     $________________   (23)


Escrow Disbursement Detail


--------------------------------------------------------------------------------
   Type     Date Paid   Period of  Total Paid    Base     Penalties   Interest
(Tax /Ins.)             Coverage                Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                   EXHIBIT A-1

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                                         General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------
                      Policies and procedures are instituted to monitor any performance or
                      other triggers and events of default in accordance with the                     X
1122(d)(1)(i)         transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      If any material servicing activities are outsourced to third parties,
                      policies and procedures are instituted to monitor the third party's             X
1122(d)(1)(ii)        performance and compliance with such servicing activities.
-----------------------------------------------------------------------------------------------------------------
                      Any requirements in the transaction agreements to maintain a back-up
1122(d)(1)(iii)       servicer for the mortgage loans are maintained.
-----------------------------------------------------------------------------------------------------------------
                      A fidelity bond and errors and omissions policy is in effect on the
                      party participating in the servicing function throughout the reporting          X
1122(d)(1)(iv)        period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                                        Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------
                      Payments on mortgage loans are deposited into the appropriate                   X
                      custodial bank accounts and related bank
                      clearing accounts no more than two
1122(d)(2)(i)         business days following receipt, or such other number of
                      days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on behalf of an obligor or
1122(d)(2)(ii)        to an investor are made only by authorized personnel.                           X
-----------------------------------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding collections,
                      cash flows or distributions, and any interest or other
                      fees charged for such advances, are made, reviewed and                          X
1122(d)(2)(iii)       approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      The related accounts for the transaction, such as cash reserve
                      accounts or accounts established as a form of overcollateralization,            X
                      are separately maintained (e.g., with respect to commingling
1122(d)(2)(iv)        of cash) as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                      Each custodial account is maintained at a federally
                      insured depository institution as set forth in the
                      transaction agreements. For purposes of this criterion,                         X
                      "federally insured depository institution"
                      with respect to a foreign financial institution
1122(d)(2)(v)         means a foreign financial institution that meets the
                      requirements of Rule 13k-1 (b)(1) of the Securities
                      Exchange Act.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized access.           X
-----------------------------------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                      mathematically accurate; (B) prepared within 30 calendar days                   X
                      after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for
1122(d)(2)(vii)       reconciling items. These reconciling items are resolved
                      within 90 calendar days of their original
                      identification, or such other number of days specified
                      in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                                        Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------
                      Reports to investors, including those to be filed with
                      the Commission, are maintained in accordance with the
                      transaction agreements and applicable Commission
                      requirements. Specifically, such reports (A) are
                      prepared in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B) provide
                      information calculated in accordance with the terms
                      specified in the transaction agreements; (C) are filed
                      with the Commission as required by its rules and
                      regulations; and (D) agree with investors' or the
                      trustee's records as to the total unpaid principal
                      balance and number of mortgage loans serviced by the
                      Servicer.
1122(d)(3)(i)
-----------------------------------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and remitted in
                      accordance with timeframes, distribution priority and
                      other terms set forth in the
1122(d)(3)(ii)        transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted within two
                      business days to the Servicer's investor records, or
                      such other number of days
1122(d)(3)(iii)       specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Amounts remitted to investors per the investor reports
                      agree with cancelled checks, or other form of payment,
                      or custodial bank
1122(d)(3)(iv)        statements.
-----------------------------------------------------------------------------------------------------------------
                                             Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                      Collateral or security on mortgage loans is maintained
1122(d)(4)(i)         as required by the transaction agreements or related                            X
                      mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------
                      Mortgage loan and related documents are safeguarded as required by the
1122(d)(4)(ii)        transaction agreements                                                          X
-----------------------------------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to the asset
                      pool are made, reviewed and approved in accordance with
1122(d)(4)(iii)       any conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Payments on mortgage loans, including any payoffs, made
                      in accordance with the related mortgage loan documents
                      are posted to the Servicer's obligor records maintained
                      no more than two business days after receipt, or such                           X
                      other number of days specified in the transaction
                      agreements, and allocated to principal, interest or other
                      items (e.g., escrow) in accordance with the related mortgage
1122(d)(4)(iv)        loan documents.
-----------------------------------------------------------------------------------------------------------------
                      The Servicer's records regarding the mortgage loans agree with the
1122(d)(4)(v)         Servicer's records with respect to an obligor's unpaid principal                X
                      balance.
-----------------------------------------------------------------------------------------------------------------
                      Changes with respect to the terms or status of an
                      obligor's mortgage loans (e.g., loan modifications or
                      re-agings) are made, reviewed and approved by                                   X
                      authorized personnel in accordance with the transaction
1122(d)(4)(vi)        agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e.g., forbearance
                      plans, modifications and deeds in lieu of foreclosure,
                      foreclosures and repossessions, as applicable) are                              X
                      initiated, conducted and concluded in accordance with
                      the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction
                      agreements.  Such records are maintained on at least a monthly basis,           X
                      or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage
1122(d)(4)(viii)      loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
                      temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of return for mortgage loans
                      with variable rates are computed based on the related mortgage loan             X
1122( d)( 4 )(ix)     documents.
------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other
                      period specified in the transaction agreements; (B) interest on                 X
                      such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of
1122( d)( 4 )(x)      the related mortgage loans, or such other number of days
                      specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Payments made on behalf of an obligor (such as tax or
                      insurance payments) are made on or before the related
                      penalty or expiration dates, as indicated on the                                X
                      appropriate bills or notices for such payments, provided
                      that such support has been received by the servicer at
                      least 30 calendar days prior to these dates, or such
1122( d)( 4 )(xi)     other number of days specified in the transaction
                      agreements.
-----------------------------------------------------------------------------------------------------------------
                      Any late payment penalties in connection with any
                      payment to be made on behalf of an obligor are paid from
                      the servicer's funds and not charged to the obligor,                            X
                      unless the late payment was due to the obligor's
1122(d)(4)(xii)       error or omission.
-----------------------------------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor are posted within two
                      business days to the obligor's records maintained by the servicer, or           X
1122(d)(4)(xiii)      such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible accounts are recognized
1122(d)(4)(xiv)       and recorded in accordance with the transaction agreements.                     X
-----------------------------------------------------------------------------------------------------------------
                      Any external enhancement or other support, identified in Item
                      1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)        as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------


                                    [WACHOVIA MORTGAGE CORPORATION] [NAME OF
                                    SUBSERVICER]


                                    Date: ____________________________________



                                    By:   ____________________________________
                                          Name:
                                          Title: